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DATED                          19TH NOVEMBER                          2001





(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN NANTWICH




REFERENCE

GMR/01-36556


                                [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM



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AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is Seven hundred and thirty eight thousand six hundred and thirty eight pounds and ninety one pence
         ((pound)738,638.91) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.



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4.2      The Buyer shall be entitled to serve written notice (or notices) on the
         Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");



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         (c)  the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY

6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date



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6.4      The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Sellers Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.



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7.4      Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all
         Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii)deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate)



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         (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant
         Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property



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              (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the
              Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.


8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.



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9.2      The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii)pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)  any deterioration in the state or condition of the Property; or

         (ii) any loss or damage to it; or

         (iii)any occupation of the Property or any part of it being taken by a third party



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         after the date of this Agreement unless this is directly caused by the
         Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)  keep the Property secure; and



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              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (I) implement any new security arrangements or install any new equipment; or

              (II) incur expenditure otherwise than in respect of reasonable professional fees; or

              (III) commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

 10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.



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11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)  shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not
                   (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.



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12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)  commence (where appropriate) and/or continue with an Existing
              Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii)keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;



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         (v)  notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii)account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii)notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;



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         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii)keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the



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              relevant Lease attributable to the period ending on the
              Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where



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         such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank: The Royal Bank of Scotland International Limited, Royal Bank House, 71 Bath Street, St. Helier, Jersey

         Sort Code:   16-10-28

         Account No:  50245654

         Beneficiary: Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.



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19       VAT


 19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on the later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.4 if HM Customs and Excise ("Customs") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for



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         VAT  purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.8 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxable person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii)it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i)  to elect to waive exemption exercisable pursuant to paragraph 2 of
              Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii)to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv) not to revoke the Election; and



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         (v)  not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.9 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;



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         (iii)overriding interests (as defined in section 70 of the Land
              Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi) all matters contained or referred to in the Ancillary Documents;

         (vii)all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this

         Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii)in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and `or was" shall be deleted;

23 NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii) if sent by mail two working days after posting it;

         (iii)if sent by telex when the proper answerback is received;

         (iv) if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)  undertaking to comply with the provisions of the relevant
              Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

              (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

        (i) words importing one gender shall be construed as importing any other gender;

         ii)  the singular includes the plural and vice versa;

        (iii) words importing persons shall include firms companies and corporations and vice versa;

        (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

        (v) references to the Property mean the whole or any part of the Property as the context requires;

        (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

        (viii)reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


2-6 (even) Dean Street & 12-16 (even) Oak Market, Nantwich, Cheshire registered at HM Land Registry with title absolute under title number CH271135

                                     PART 2


                                     LEASES


NANTWICH


1 Lease dated 12th January 1999 made between (1) Trafford Developments Limited and (2) Ritz Video Film Hire Limited in respect of Unit 1 Beam Street, Nantwich, Cheshire

2 Lease dated 15th November 1988 made between (1) Trafford Developments Limited and (2) Sketchley Public Limited Company in respect of Unit 2, Beam Street, Nantwich, Cheshire

3 Lease dated 29th June 1998 made between (1) Trafford Developments Limited and (2) Superdrug Stores Plc in respect of Units 3 and 4, Beam Street, Nantwich, Cheshire

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


4 Licence for Alterations dated 1st June 1995 made between (1) Ropner Investment Properties Limited and (2) Ritz Video Film Hire Limited in respect of Unit 1 Beam Street, Nantwich, Cheshire

5 Licence to Underlet dated 6th November 1997 and made between (1) Ropner Investment Properties Limited and (2) Sketchley Public Limited Company in respect of Unit 2, Beam Street, Nantwich

6 Copy Underlease dated 6th November 1997 made between (1) Sketchley Public Limited Company and (2) David Cooke and Emmanuel Cooke

7        Notice of Underletting dated 7th November 1997

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

DATED                     19TH NOVEMBER                            2001







(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF

A PROPERTY IN WELLINGTON




REFERENCE

GMR/01-36556

                               [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is Two hundred and eighty seven thousand seven hundred and eighty one pounds and thirty nine pence ((pound)287,781.39) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate)

         (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property

              (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)   any deterioration in the state or condition of the Property; or

         (ii)  any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)  keep the Property secure; and

              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (i) implement any new security arrangements or install any new equipment; or

              (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

              (iii) commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)  shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not
                   (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment
         Date.

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)   commence (where appropriate) and/or continue with an Existing
               Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion (the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY

         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST

         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT

         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank: The Royal Bank of Scotland International Limited, Royal Bank House, 71 Bath Street, St. Helier, Jersey

         Sort Code:    16-10-28

         Account No:   50245654

         Beneficiary:  Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for

         VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i) to elect to waive exemption exercisable pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv)  not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES

         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)  all matters contained or referred to in the Ancillary Documents;

         (vii) all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT

         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this

         Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and `or was" shall be deleted;

23       NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)  if sent by mail two working days after posting it;

         (iii) if sent by telex when the proper answerback is received;

         (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)   undertaking to comply with the provisions of the relevant
               Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

              (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION

27.1     Unless the context otherwise requires -

        (i) words importing one gender shall be construed as importing any other gender;

        (ii)   the singular includes the plural and vice versa;

        (iii) words importing persons shall include firms companies and corporations and vice versa;

        (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

        (v) references to the Property mean the whole or any part of the Property as the context requires;

        (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

        (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement..

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement.

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 and 3 New Street & 18 Market Street, Wellington, Telford registered at HM Land Registry with title absolute under title number SL132805

                                     PART 2


                                     LEASES


1        Lease dated 11th March 1999 made between (1) WREP Islands Limited and
         (2) Greggs Plc in relation to 1 New Street, Wellington

2 Lease dated 16th February 2000 made between (1) WREP Islands Limited and (2) Greggs Plc in relation to 3 New Street, Wellington, Shropshire

3 Lease dated 30th December 1997 made between (1) Cardiff & Provincial Properties Limited and (2) Minit UK Plc in respect of 18 Market Square, Wellington, Shropshire

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


Deed of Variation dated 16th February 2000 made between (1) WREP Islands Limited and (2) Greggs Plc in respect of 1 New Street, Wellington

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

DATED                    19TH NOVEMBER                                2001






(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN NORTHWICH




REFERENCE

GMR/01-36556


                                [GRAPHIC OMITTED]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is One million two hundred and three thousand eight hundred and eighty five pounds and fifty pence ((pound)1,203,885.50) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate)

         (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant
         Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property

         (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)   any deterioration in the state or condition of the Property; or

         (ii)  any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)   keep the Property secure; and

              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (i) implement any new security arrangements or install any new equipment; or

              (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

              (iii) commence or pursue any appeal.

         (C) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)   shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment
         Date.

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

              (i) commence (where appropriate) and/or continue with an Existing Review;

              (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

              (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

              (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

              (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

              (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

              (vii) account to the Seller within ten days after receipt by the
                    Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion (the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank: The Royal Bank of Scotland International Limited, Royal Bank House, 71 Bath Street, St. Helier, Jersey

         Sort Code:        16-10-28

         Account No:       50245654

         Beneficiary:      Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.9 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)  all matters contained or referred to in the Ancillary Documents;

         (vii) all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)  if sent by mail two working days after posting it;

         (iii) if sent by telex when the proper answerback is received;

         (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)   undertaking to comply with the provisions of the relevant
               Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

              (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)  the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

        (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

       (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


Freehold land being 39-53 (odd) High Street, Northwich registered at HM Land Registry under title number CH227208

                                     PART 2


                                     LEASES


1 Lease of 43 High Street, Northwich dated 14th October 1986 made between H & H Holman Securities Limited (1) and M L Bebbington Limited (2)

2 Lease of 45 High Street, Northwich dated 13th October 2000 made between Wrep Islands Limited (1) and Norwest Estates Services Limited (2)

3 Lease of 47 High Street, Northwich dated 13th September 2000 made between Wrep Islands Limited (1) and Marie Curie Cancer Care (2)

4 Lease of 49 High Street, Northwich dated 9th May 1998 made between National Westminster Bank plc and Trucarias Nominees Limited as Trustees for Providence Capital Assurance Company Limited (1) and D T Cookson and B Cookson (2)

5 Lease of 51 High Street, Northwich dated 15th November 1991 made between Lancaster Holdings Limited (1) and British Heart Foundation (2)

6 Lease of 53 High Street, Northwich dated 3rd August 1997 made between National Westminster Bank plc and Trucarias Nominees Limited as Trustees for Providence Capital Assurance Company Limited (1) and Monks World Travel Limited (2)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


1 Licence to Alter 43 High Street, Northwich dated 2nd October 1992 made between Lancaster Holdings Limited (1) and M.L. Bebbington Ltd (2)

2 Licence to Assign 43 High Street, Northwich dated 17th July 2000 made between Wrep Islands Limited (1) M L Bebbington Limited (2) and Spec Savers Optical Superstores Limited (3)

3 Undated notice of Assignment of Lease of 43 High Street, Northwich given by Spec Savers Optical Superstores Limited

4 Licence to Assign 49 High Street, Northwich dated 24th January 1997 made between Vere Street Investments Limited (1) D T Cookson and B Cookson (2) and L Manning and M K Manning (3)

5 Licence to Alter 51 High Street, Northwich dated 15th November 1991 made between Lancaster Holdings Limited (1) and British Heart Foundation (2)

6 Licence to Assign and Change Use 53 High Street, Northwich dated 14th June 1991 made between Lancaster Holdings Limited (1) and The Spastics Society (now SCOPE) (2)

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

DATED                            19TH NOVEMBER                              2001





(1) WREP ISLANDS LIMITED

(2) THE ANGLO AGGMORE LIMITED
    PARTNERSHIP



AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN LEWES



REFERENCE

GMR/01-36556



                                [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:

(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY

         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE

         The price for the Property is Five hundred and seventy five thousand five hundred and sixty two pounds and seventy nine pence
         (L575,562.79) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT

         No deposit is payable on the date hereof or otherwise.

4        COMPLETION

4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE

5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches for other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY

6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7        ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate)

         (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property

                  (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)      The Seller shall at the Buyer's cost -

                  (i)      keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)    commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT

11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

                  (i)      shall manage the Property as directed by the Buyer;
                           and

                  (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from] a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY

         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST

         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT

         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:          16-10-28

         Account No:         50245654

         Beneficiary:        Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of:-

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i) to elect to waive exemption exercisable pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv)     not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph

         6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.9 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES

         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT

         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)    pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION

27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY

         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE

                                     PART 1

                             DESCRIPTION OF PROPERTY

214 High Street, Lewes, East Sussex registered at HM Land Registry with title absolute under title number ESX34405

                                     PART 2

                                     LEASES

1 Lease dated 17th July 1979 made between (1) New Capital Properties Limited and (2) K Shoe Shops Limited

2        Lease dated 23rd February 2000 made between (1) WREP Island Limited and
         (2) East Sussex County Council in respect of offices at 214 High Street, Lewes, East Sussex

                                     PART 3

                          ANCILLARY LEASEHOLD DOCUMENTS

1 Agreement dated 2nd July 1979 made between (1) New Capital Properties Limited and (2) K Shoe Shops Limited

2 Licence to Assign dated 21st July 1982 made between (1) Hill Samuel Life Assurance Limited, (2) K Shoe Shops Limited and (3) Millward & Sons Limited

3        Notice of Transfer dated 30th July 1982

4        Certificate of Incorporation and Change of Name

5 Licence to Assign dated 20th June 1991 made between (1) Gisborne Life Assurance Company Limited, (2) Millward Shoes Limited and (3) Cancer Research Campaign

6 Licence to Assign dated 4th February 1992 made between (1) Gisborne Life Assurance Company Limited, (2) Carre Clothing Limited, (3) Happit Limited and (4) J P Crish and D J W Salmon

7 Licence to Assign dated 27th August 1996 made between (1) Lotkeep Limited, (2) Happit Limited and (3) MTG (UK) Limited

8 Licence for Alterations dated 28th August 1996 made between (1) Lotkeep Limited and (2) MTG (UK) Limited

9 Licence to Assign dated 10th January 2001 made between (1) WREP Islands Limited, (2) MTG (UK) Limited and (3) Thomas Cook Retail Limited

10       Power of Attorney dated 23rd June 2000

11       Notice of Assignment dated 12th January 2001

                                     PART 4

                                 OTHER DOCUMENTS

None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )


SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                            19th November                              2001



(1) WREP ISLANDS LIMITED

(2) THE ANGLO AGGMORE LIMITED
    PARTNERSHIP


AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN BEDMINSTER


REFERENCE

GMR/01-36556




                                [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:

(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY

         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE

         The price for the Property is One million One hundred and three thousand one hundred and sixty two pounds and one pence
         ((pound)1,103,162.01) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT

         No deposit is payable on the date hereof or otherwise.

4        COMPLETION

4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE

5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY

6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7        ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate)

         (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property

                  (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)      The Seller shall at the Buyer's cost -

                  (i)      keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)    commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT

11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

         (i)      shall manage the Property as directed by the Buyer; and

         (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from] a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY

         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST

         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT

         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank: The Royal Bank of Scotland International Limited, Royal Bank House, 71 Bath Street, St. Helier, Jersey

         Sort Code:        16-10-28

         Account No:       50245654

         Beneficiary:      Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.5 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES

         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT

         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)    pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION

27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY

         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE

                                     PART 1

                            DESCRIPTION OF PROPERTIES

143-146 East Street, Bedminster, Bristol registered at HM Land Registry with title absolute under title number AV131094 ("BEDMINSTER")

                                     PART 2

                                     LEASES

Lease dated 29th April 1988 made between (1) Moy Property Company Limited and
(2) In Shops Centres Plc in respect of land fronting East Street and in part Dean Street, Bedminster, Bristol being basement, ground, mezzanine and first floor premises in Dean Street, Bedminster, Bristol and ground and first floor at 142-146 East Street, Bedminster, Bristol

                                     PART 3

                          ANCILLARY LEASEHOLD DOCUMENTS

1 Deed of Variation and Supplemental Lease dated 22nd June 1990 made between (1) Moy Property Company Limited and (2) In Shop Centres Plc

2 Deed dated 13th February 1992 between (1) Moy Property Company Limited and (2) In Shop Centres Plc

3 Rent Review Deed dated 29th April 1993 made between (1) Moy Property Company Limited and (2) In Shop Centres Plc

4 Licence for Alterations dated 18th May 1995 made between (1) Vere Street Investments Limited and (2) In Shop Centres Plc

5 Licence to Underlet dated 15th November 1991 made between (1) Moy Property Company Limited, (2) In Shop Centres Plc and (3) David William Kemp and Edward John Rowley

6 Licence to Carry out Works dated 15th November 1991 made between (1) Moy Property Company Limited, (2) In Shop Centres Plc and (3) David William Kemp and Edward John Rowley

7 Copy Underlease dated 15th November 1991 made between (1) In Shop Centres Plc and (2) David William Kemp and Edward John Rowley

8 Lease dated 16th January 1987 made between (1) Moy Property Company Limited and (2) Brian Meredith in respect of ground and first floor premises at 142-146 East Street, Bedminster

9 Lease dated 4th November 1986 made between (1) Moy Property Company Limited and (2) Brian Meredith in respect of the basement, ground, mezzanine and first floors in Dean Street, Bedminster

10       Lease dated 6th August 1965 made between (1) Tesco Stores Limited and
         (2) The Lord Mayor Aldermen and Burgesses of the City of Bristol in respect of Roof Car Park in Dean Street and Dean Lane, Bedminster

11 Licence to Underlet dated 13th March 2001 made between (1) WREP Islands Limited, (2) In Shop Centres Limited and (3) Simon Price and Julie Price

12 Licence for Alterations dated 13th March 2001 made between (1) WREP Islands Limited, (2) In Shop Centres Limited and (3) Simon Price and Julie Price

                                     PART 4

                                 OTHER DOCUMENTS

None

SIGNED by Donovan Gijsbertus Wijsmuller    )
(authorised signatory) for and on behalf   )
of WREP Islands Limited                    )


SIGNED by John Daly, Director of Anglo     )
Equity Limited (General Partner of the     )
Buyer) for and on behalf of the Buyer      )

DATED            19th November                                          2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF
A PROPERTY IN HAVELOCK STREET, SWINDON




REFERENCE

GMR/01-36556


                                [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the freehold and leasehold property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is Six hundred and eighty one thousand and eighty two pounds and sixty three pence ((pound)681,082.63) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT


      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

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6.3   VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7     ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

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      (ii)  keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

      (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

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8     SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

      (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

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      (ii)  if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

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9     INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of
      -

      (i)   any deterioration in the state or condition of the Property; or

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      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10    REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

      (a)   The Seller shall at the Buyer's cost -

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            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT


11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

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12    RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

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      (v)   notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13    LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

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      (iv)  account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where

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      such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY


      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST


      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18    METHOD OF PAYMENT


      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

      Bank:             The Royal Bank of Scotland International Limited
                        Royal Bank House, 71 Bath Street, St Helier, Jersey
      Sort Code:        16-10-28
      Account No:       50245654
      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

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19.2  The party to whom a supply is made shall pay any VAT which is due on later of:

      (i) the date on which the supply is made or deemed to be made for the purpose of VAT and

      (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.5 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES


      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

      (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT


      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22    STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

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      (iv)  in Standard Condition 6.1.2, "12 noon" shall be substituted for
            "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23    NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3  In the absence of evidence of earlier receipt a notice is deemed received
      -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

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24    ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

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      (i)   prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION


27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

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      (vi)  references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28    GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

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29    INDEMNITY


      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause
      10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.


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                                  THE SCHEDULE

                                     PART 1

                            DESCRIPTION OF PROPERTIES


Leasehold land being 25 Havelock Street together with freehold land being 26 and 27 Havelock Street, Swindon registered at HM Land Registry under title numbers WT53349, WT67581 and WT67582 respectively

                                     PART 2

                                     LEASES

HAVELOCK STREET, SWINDON


1 25 Havelock Street - Underlease of ground and first floors dated 18th October 1985 for a term of 25 years from 25th June 1985 to Visionplus Optical Superstores Limited.

2 26 Havelock Street - Lease of ground floor dated 7th June 1995 for a term of 10 years from 1st May 1995 to M J McGuire.

3 26 Havelock Street - Lease of first floor dated 1st February 1989 for a term of 15 years from 29th September 1988 to D R Clegg.

4 27 Havelock Street - Lease of ground and first floor dated 1st February 1989 for a term of 15 years from 29th September 1988 to D R Clegg.

                                     PART 3

                          ANCILLARY LEASEHOLD DOCUMENTS


HAVELOCK STREET, SWINDON


1 25 Havelock Street - acknowledgement from landlord of notice of transfer of headlease to WREP Islands Ltd

2 25 Havelock Street - acknowledgement from landlord of notice of granting of underlease.

3 25 Havelock Street - licence to assign and change use dated 20th November 1992 Specsavers Optical Superstores Limited to A.T. Mays Limited together with copy assignment dated 26th November 1992 and notice.

4 25 Havelock Street - Licence to Assign dated 21st November 2000 MTG (UK) Limited to Thomas Cook Retail Limited together with a copy assignment dated 21st November 2000 and notice.

5     25 Havelock Street - Rent Review Memorandum dated 16th November 2000

6 Ground floor 26 Havelock Street - Licence to Assign dated 6th September 2001 M J McGuire to Mr R Sell as yet unassigned so far as we are aware.

7     Ground floor 26 Havelock Street -Rent Review Memorandum dated 14th July
      2000.

8 First Floor 26 Havelock Street - Licence to Assign dated 27th September 1993 D R Clegg to Meysey Marketing Limited together with copy assignment dated 30th September 1993 and notice.

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9     First Floor 26 Havelock Street - Licence to Assign dated 9th March 2001
      Meysey Marketing Limited to C P Martin and J Martin together with copy assignment dated 9th March 2001 and notice

10    First Floor 26 Havelock Street -Rent Review Memorandum dated 14th July
      2000

11 27 Havelock Street - Licence to Assign dated 27th September 1993 D R Clegg to Meysey Marketing Limited together with copy assignment dated 30th September 1993 and notice.

12 27 Havelock Street - Licence to Assign dated 9th March 2001 Meysey Marketing Limited to C P Martin and J Martin together with copy assignment dated 9th March 2001 and notice

13    27 Havelock Street -Rent Review Memorandum dated 14th July 2000.

                                     PART 4

                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED               19th november                                       2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN WHITCHURCH




REFERENCE

GMR/01-36556



                               [GRAPHIC OMITTED]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is One million on hundred and thirty one thousand nine hundred and forty pounds and fifteen pence
      ((pound)1,131,940.15) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT


      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof [prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposed of deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7     ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

      (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

      (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8     SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

      (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9     INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of
      -

      (i)   any deterioration in the state or condition of the Property; or

      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

9.8 The Buyer may withhold from the Price, payable pursuant to this Agreement the sum of thirty thousand pounds ((pound)30,000) (the "Retention") which shall be held by the Buyer's Solicitors as stakeholders until such time as the amount of the excess payable to Zurich under the terms of the insurance policy for the Property No 127/999/KU291363/6 in relation to a claim that has been made by the Seller's relating to subsidence at the Property has been settled by the appointed loss adjustor or agreed with them whereupon the Buyer's Solicitors shall as soon as reasonably practicable pay to the Seller's Solicitors the amount (if any) by which the Retention is greater than the excess determined or agreed.

10    REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

      (a)   The Seller shall at the Buyer's cost -

            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT


11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12    RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

      (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13    LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY


      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST


      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18    METHOD OF PAYMENT


      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

      Bank:             The Royal Bank of Scotland International Limited
                        Royal Bank House, 71 Bath Street, St Helier, Jersey
      Sort Code:        16-10-28
      Account No:       50245654
      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on -later of:

      (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

      (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the

      Value Added Tax Act 1994 in relation to the property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.5 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES


      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

      (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT


      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22    STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

      (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23    NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3  In the absence of evidence of earlier receipt a notice is deemed received
      -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24    ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

      (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION


27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

      (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28    GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29    INDEMNITY


      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause
      10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


Freehold land at Bredwood Arcade, Green End, Whitchurch registered at HM Land Registry under title number SL73993 ("WHITCHURCH")

                                     PART 2


                                     LEASES


WHITCHURCH


1 Unit 2 - Lease dated 13th October 1981: Ethel Austin & Company Limited (1) Stead & Simpson Limited (2): 25 years from 14th September 1981

2 Unit 3 - Lease dated 2nd October 1984: Ethel Austin & Company Limited (1) P D Holdings Limited (2): 20 years from 1st October 1984

3 Unit 4 - Lease now expired but schedule of dilapidations served on the former tenant

4 Unit 5- Lease dated 20th March 1998: Lotheep Ltd to D.G. Evans and J. Evans t/a "Stationery World": 5 years from 28th February 1998

5 Unit 6- Lease dated 21st September 1979: Bredwood Investments Ltd to George Edward Taylor: 15 years from 22nd March 1980

6 Unit 7 - Lease dated 29th January 1991: Ethel Austin Investment Properties Limited to Mrs D E Maddocks: 3 years from 17th December 1990

7 Unit 8- Lease dated 31st July 1995: Lotheep Ltd to G.W., A.J.D. & CG Burgess (t/a Petmarket (Warehousing)) 3 years from 31st July 1995

8 Unit 9 - Lease currently being signed, tenant holding over under 15 year lease from 1st May 1985 (Ethel Austin Investment Properties Limited to Mrs P.A. Bowen, Mrs V.J. Hine and Mr G.M. Hine lease dated 27th August 1985) - new lease on largely the same terms for 3 years from 1st May 2000

9 Unit 10 - Lease dated 15th December 1992: Ethel Austin Investment Properties Limited (1) L Rowland & Company (Retail) Limited (2): and L Rowland & Company Limited (3) 1st October 1992 to 21st July 2010

10 Unit 11 - Lease dated 27th August 1982 made between Ethel Austin & Company Limited (1) D M Knowles and C A Copeman (2) 25 years commencing on 27th August 1982

11 Unit 12 - Lease dated 22nd July 1985 made between Ethel Austin & Company Limited (1) A D Hogg and R A Hogg (2) 25 years from 22nd July 1985

12 Unit 14 - Lease dated 16th June 1994 made between Lotkeep Limited (1) and UK Funerals Limited (t/a Howells) (2) 10 years from 24th June 1994

13 Unit 12 (Green End) - Lease dated 25th June 1992: Ethel Austin Investment Properties Limited (1) J B Jones (2): term 15 years from 18th February 1992

14 Unit 14A (Green End) - Lease dated 19th August 1991 made between Ethel Austin Investment Properties Limited (1) Rayglow (Drug Stores) Limited (2) Lloyds Chemists Plc (3) for a term of 25 years from 19th August 1991

15 Electricity Sub-Station - Lease dated 24th October 1985 made between Ethel Austin & Company Limited (1) The Merseyside and North Wales Electricity Board (2) term: 20 years from 10th April 1985

16 Kiosk - Lease dated 27th January 1999 made between WREP Islands Limited and Sean Barry Kinsella: 5 years from 1st February 1999.

17    First floor offices - vacant

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


WHITCHURCH


1 Unit 3 - Licence to Assign made between Ethel Austin & Company (1) and Messrs A T B Jones, R Carr and P Clare together with copy Assignment

2 Copy Assignment dated 1st May 1987 between A T B Jones, R Carr and P Clare and Don Everall Transglobe Limited together with Notice of Assignment of Lease dated 27th May 1987

3 Licence to Assign dated 10th March 1992 made between Ethel Austin Investment Properties Limited (1) Revalldon Limited (2) and Co-operative Wholesale Society Limited (3)

4     Notice of Assignment to Co-Operative Wholesale Society dated 1st April
      1992

5     Unit 7 - Letter in respect of rent dated 21st March 2001

6 Unit 9 - Licence to Assign dated 8th July 1998 made between Ethel Austin Investment Properties Limited (1) Mrs P A Bowen (2) Mrs V J Hine (3) and Mr G M Hine (4)

7 Licence to Assign dated 31st October 1989 made between Ethel Austin Investment Properties Limited (1) Mrs V J Hine (2) Photo Effects Limited
      (3) and A A Madin and J M Madin (4) 9. Licence to Assign made between Lotkeep Limited (1) Photo Effects Limited (2) and Abbey Color Limited (3)

8 Unit 11 - Licence to Assign dated 22nd May 1986 made between Ethel Austin & Company Limited (1) P W Churms (2)

9     Notice of Assignment to P W Churms dated 29th May 1986

10 Unit 12 - Licence for Alterations dated 15th February 1989 made between Ethel Austin Investment Properties Limited (1) Mr & Mrs A D Hogg (2).

11 Licence to Assign dated 2nd July 1989 made between Ethel Austin Investment Properties Limited (1) Mr & Mrs A D Hogg (2) L Rowland & Company (Retail) Limited (3) L Rowland & Company Limited (4) together with copy assignment dated 3rd July 1989

12    Licence to Underlet dated 1st February 1996 made between Lotkeep Limited
      (1) L Rowland & Company (Retail) Limited (2) L Rowland & Company Limited
      (3) P A Fowles and B V Dodd (4) together with notice of underletting dated 28th March 1996

13 Copy Court Order dated 2nd February 1996 together with copy counterpart Underlease dated 19th March 1996 made between L Rowland & Company Limited (Retail) Limited (1) and A Fowles and B V Dodd (2)

14    Licence to Assign dated 22nd September 1997 made between Lotkeep Limited
      (1) L Rowland & Company (Retail) Limited (2) L Rowland & Company Limited
      (3) P A Fowles and B V Dodd (4) H J Ashley and G D Mann (5)

15 Certified copy notice of Assignment to H J Ashley and GD Mann dated 29th September 1997.

16 Unit 14A (Green End) - Licence to Assign made between WREP (Islands) Limited (1) Rayglow (Drug Stores) Limited (2) Savers & Health and Beauty Plc (3) dated 17th July 2000

17 Kiosk - Originating Application dated 29th December 1998 and Court Order dated 31st December 1998 in respect of 1954 Act application

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                  19th november                                    2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN OADBY




REFERENCE

GMR/01-36556


                                    [GRAPHIC]
                                RICHARDS BUTLER
                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the [freehold] [leasehold] property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is Three hundred and forty five thousand three hundred and thirty seven pounds and sixty seven pence (L345,337.67) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT


      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller or by the Seller to the Buyer pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7     ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

      (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

      (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8     SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

      (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

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8.2   The calculation of Advance Payments shall exclude any monies paid by an
      Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

      (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

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8.6   The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9     INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

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9.6   The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of
      -

      (i)   any deterioration in the state or condition of the Property; or

      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10    REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

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10.3

      (a)   The Seller shall at the Buyer's cost -

            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

            Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT


11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

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12    RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

      (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13    LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

      HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion (the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY


      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST


      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18    METHOD OF PAYMENT


      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the

      Bank:             The Royal Bank of Scotland International Limited
                        Royal Bank House, 71 Bath Street, St Helier, Jersey
      Sort Code:        16-10-28
      Account No:       50245654
      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of:

      (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

      (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of

      Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.5 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES


      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

      (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT


      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22    STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

      (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23    NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3  In the absence of evidence of earlier receipt a notice is deemed received
      -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24    ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "Contract" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

      (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION


27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

      (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28    GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29    INDEMNITY


      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

      (c) Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


72-76 (even) The Parade, Oadby, Leicestershire registered at HM Land Registry under title number LT296515 ("OADBY")

                                     PART 2


                                     LEASES


OADBY


1 Lease of 72 The Parade dated 15th June 1990 made between Mercantile and General Reinsurance Company plc (1) and Coral Estates Limited (2)

2 Lease of First Floor Offices, 74 The Parade dated 7th February 1996 made between Mercantile and General Reinsurance Company plc (1) Christopher J Bott (2)

3 Lease of 76 The Parade dated 10th March 1989 made between The Mercantile Reinsurance Company plc (1) and Vambertex (Textile Merchants) Limited (2)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


OADBY


1 Side-letter issued by Mercantile and General Reinsurance to Coral Estates Limited dated 15th June 1990 relating to the Lease of 72 The Parade

2 Deed of Variation of the Lease of 72 The Parade dated 27th January 1993 made between The Mercantile and General Reinsurance Company plc (1) Coral Estates Limited (2)

3 Licence for Alterations relating to 74 The Parade dated 7th February 1996 made between Mercantile and General Reinsurance Company plc (1) Christopher John Bott (2)

4 Licence to Assign Lease of 76 The Parade dated 6th September 1991 made between The Mercantile and General Reinsurance Company plc (1) Vambertex (Textile Merchants) Limited and Elizabeth Mary Dear (3)

5 Notice of Assignment of Lease of 76 The Parade to Elizabeth Mary Dear dated 19th August 1991

6 Licence to Assign Lease of 76 The Parade dated 17th July 1995 made between The Mercantile and General Reinsurance Company plc (1) Elizabeth Mary Dear
      (2) and David William Twigg (3)

7 Notice dated 18th July 1995 of the Assignment of Lease of 76 The Parade to David William Twigg

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                           19TH NOVEMBER                             2001







(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN WOKINGHAM




REFERENCE

GMR/01-36556



                                [GRAPHIC OMITTED]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is Eight hundred and ninety six thousand nine hundred and eighteen pounds and sixty eight pence
         (L896,918.68) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE").

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date.

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii)deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)  any deterioration in the state or condition of the Property; or

         (ii) any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)  keep the Property secure; and

              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (i) implement any new security arrangements or install any new equipment; or

              (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

              (iii) commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

              Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)  shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not
                   (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date.

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)  commence (where appropriate) and/or continue with an Existing
              Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii)keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller (which consent will not be unreasonably withheld or delayed;) and

         (vii)account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii)keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion (the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account number

         Bank:               The Royal Bank of Scotland International Limited
                             Royal Bank House, 71 Bath Street, St Helier, Jersey
         Sort Code:          16-10-28
         Account No:         50245654
         Beneficiary:        Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on -later of:

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (other than those listed in sub-clause 19.3.(a)) (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and
         Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.4 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.8 of this Agreement.

19.6     The Buyer confirms that -

         (i) it is registered for the purposes of VAT [under registration number [ ]];

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii)it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i)  to elect to waive exemption exercisable pursuant to paragraph 2 of
              Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii)to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv) not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19. in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii)overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi) all matters contained or referred to in the Ancillary Documents;

         (vii)all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this

         Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii)in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted.

23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii) if sent by mail two working days after posting it;

         (iii)if sent by telex when the proper answerback is received;

         (iv) if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)  undertaking to comply with the provisions of the relevant
              Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii)indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

              (iii)pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

        (i) words importing one gender shall be construed as importing any other gender;

        (ii)  the singular includes the plural and vice versa;

        (iii) words importing persons shall include firms companies and corporations and vice versa;

        (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

        (v) references to the Property mean the whole or any part of the Property as the context requires;

        (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

        (viii)reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement.

28       GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 Swift House, Market Place, Wokingham registered at HM Land Registry under title number BK218243

                                     PART 2


                                     LEASES


WOKINGHAM


1 Lease of Ground and First Floor dated 9th April 1987 made between Awayfair Limited and Pearce Developments Limited (1) and The Financial Training Company Limited (2).

2 Lease of Second and Third Floors dated 5th May 1987 made between Awayfair Limited and Pearce Developments Limited (1) and Spider Systems Limited (2).

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


WOKINGHAM


1 Licence to Alter dated 20th June 1989 made between Gisborne Life Assurance Company Limited (1) and Financial Training Company Limited
         (2).

2 Licence to Alter First Floor dated 22nd April 1998 made between Lotkeep Limited (1) and The Financial Training Company Limited (2).

3 Licence to Assign Second and Third Floors dated 11th May 1989 made between Gisborne Life Assurance Company Limited (1) Spider Systems Limited (2) and Philip Graham Ridd and John Alan Wood (3).

4 Notice of Assignment of Lease of Second and Third Floors from Spider Systems Limited to Philip Graham Ridd and John Alan Wood dated 19th May 1989.

5 Licence to Assign Lease of Second and Third Floors dated 5th December 1991 made between Gisborne Life Assurance Company Limited (1) P G Ridd and J A Wood (2) and The Financial Training Company Limited (3).

6 Notice of Assignment of Lease of Second and Third Floors from P G Ridd and J A Wood to The Financial Training Company Limited dated 10th December 1991.

7 Licence to Alter Second Floor dated 2nd April 1998 made between Lotkeep Limited (1) and The Financial Training Company Limited (2).

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

DATED                          19TH NOVEMBER                              2001







(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED

         PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN BATH ROAD, SWINDON




REFERENCE

GMR/01-36556

                                [GRAPHIC OMITTED]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is Three hundred and eighty three thousand seven hundred and eight pounds and fifty two pence (L 383,708.52) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposed of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE").

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date.

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii)deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii)pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)  any deterioration in the state or condition of the Property; or

         (ii) any loss or damage to it; or

         (iii)any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default or neglect of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)  keep the Property secure; and

              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (i) implement any new security arrangements or install any new equipment; or

              (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

             (iii) commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

              Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)  shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not
                   (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date.

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)  commence (where appropriate) and/or continue with an Existing
              Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii)keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller (which consent will not be unreasonably withheld or delayed;) and

         (vii)account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii)notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii)keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion (the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account:

         Bank:             The Royal Bank of Scotland International Limited

                           Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:        16-10-28

         Account No:       50245654

         Beneficiary:      Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on -later of:

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii)it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i)  to elect to waive exemption exercisable pursuant to paragraph 2 of
              Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii)to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv) not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii)overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi) all matters contained or referred to in the Ancillary Documents;

         (vii)all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii)in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted.

23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii) if sent by mail two working days after posting it;

         (iii)if sent by telex when the proper answerback is received;

         (iv) if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)  undertaking to comply with the provisions of the relevant
              Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii)indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

              (iii)pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

        (i) words importing one gender shall be construed as importing any other gender;

        (ii)  the singular includes the plural and vice versa;

        (iii) words importing persons shall include firms companies and corporations and vice versa;

        (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

        (v) references to the Property mean the whole or any part of the Property as the context requires;

        (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

        (viii)reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement.

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


        12 BATH ROAD, OLD TOWN, SWINDON, WILTSHIRE REGISTERED AT HM LAND
                   REGISTRY UNDER TITLE NUMBER WT91807 PART 2


                                     LEASES


BATH ROAD, SWINDON


Lease dated 16th December 1992 made between Lancaster Holdings Limited (1) Advent Desktop Publishing Limited (2)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


BATH ROAD, SWINDON


None

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

DATED               19TH NOVEMBER                             2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN HASLINGDEN




REFERENCE

GMR/01-36556


                                    [GRAPHIC]
                                RICHARDS BUTLER
                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is One hundred and eighty two thousand two hundred and sixty one pounds fifty five pence (L182,261.55) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT


      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such document and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the proposed deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7     ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

      (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

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      (i)   (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8     SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) all outgoings and expenditure incurred by the Seller (the "Outgoings") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

      (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

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8.2   The calculation of Advance Payments shall exclude any monies paid by an
      Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

      (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

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8.6   The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9     INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and `POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

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9.6   The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

      (i)   any deterioration in the state or condition of the Property; or

      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10    REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

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10.3

      (a)   The Seller shall at the Buyer's cost -

            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

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            Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT

11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12    RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

      (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

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      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13    LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

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13.2  The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

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      HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY

      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST

      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

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18    METHOD OF PAYMENT

      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

      Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

      Sort Code:        16-10-28

      Account No:       50245654

      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

      (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

      (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6  The Buyer confirms that -

      (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

      (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

      (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7  The Buyer undertakes -

      (i)   to elect to waive exemption exercisable pursuant to paragraph 2 of
            Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

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      (ii)  to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

      (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

      (iv)  not to revoke the Election; and

      (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES

      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

      (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT

      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

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22    STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

      (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

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23    NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24    ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "Contract" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

      (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION

27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

      (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28    GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29    INDEMNITY

      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause
      10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 Freehold land known as Unit 1, Carrs Industrial Estate, Brentwood Road, Haslingden, Rossendale, Lancashire, registered with title absolute under title number LA824716

                                     PART 2


                                     LEASES


      Lease dated 22nd August 1990 made between Laund Estates Limited (1) and Dial Office Holdings Limited (2)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


1 Agreement Supplemental to Lease dated 22nd August 1990 made between Laund Estates Limited (1) Dial Office Holdings Limited (2)

2 Licence to Assign dated 26th May 1995 made between Laund Estates Limited (in Liquidation) (1) A R Brocklehurst and D J Newall (2) R A Murray Office Solutions Limited (3) and Danka UK plc (4)

3 Licence to Assign dated 6th November 1995 made between UCB Bank plc (1) Danka UK plc (2) and Wright (UK) Limited (3)

4 Underlease dated 8th November 1995 made between Danka UK plc (1) and Wright (UK) Limited (2)

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED             19TH NOVEMBER                                2001







(1)  WREP ISLANDS LIMITED

(2)  THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN BLACKBURN




REFERENCE

GMR/01-36556







                             [RICHARDS BUTLER LOGO]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is Eight hundred and thirty four thousand five hundred and sixty-six pounds and four pence (L 834,566.04) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY Documents"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and `POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3
         (a)      The Seller shall at the Buyer's cost -

                  (i)     keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)    commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4
         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

                  Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

                  (i)      shall manage the Property as directed by the Buyer;
                           and

                  (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

         Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:          16-10-28

         Account No:         50245654

         Beneficiary:        Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i) to elect to waive exemption exercisable pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv)     not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and `or was" shall be deleted;

23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)   pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement..

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 93 and 95 Preston New Road and land lying to the south east of Preston New Road, Blackburn registered at HM Land Registry with title absolute under title number LA642046 ("BLACKBURN")


                                     PART 2


                                     LEASES


1 Deed of Rectification dated 18th June 1982 made between Phoenix Assurance Public Limited Company (1) Newtime Foods Limited (2) and Sale Tilney & Company Limited (3)

2 Deed of Variation dated 23rd June 1991 made between Sydney and London Properties Limited (1) Newtime Foods Limited (2) and Premier Brands Limited (3)

HASLINGDEN


         Lease dated 22nd August 1990 made between Laund Estates Limited (1) and Dial Office Holdings Limited (2)

WOOLSTON


         Lease dated 10th April 1994 made between Lancaster Holdings Limited (1) Elwell Scaffolding Limited (2) and Elwell Scaffolding Sales Limited (3)

CROYDON


1        Units 1-10: Lease dated 15th May 2000 made between WREP Islands Limited
         (1) and Apogel Corporation Limited (2).

2 Unit 2: Lease dated 22nd February 2000 made between WREP Islands Limited (1) and Carlsson Express Limited (2).

3 Unit 3: Lease dated 22nd August 1996 made between UCB Bank plc (1) Simon Carter Associates Limited (2)

4 Units 4 and 5: Lease dated 30th March 2000 made between WREP Islands Limited (1) and Dancesport International Limited (2).

5 Unit 6: Lease dated 20th August 1996 made between UCB Bank plc (1) Bridgewharf Investments Limited (2)

6        Unit 7: Vacant

7        Lease dated 12th June 1989 made between (1) Laund Estates Limited and
         (2) Scapa Group Plc of Premises at Preston New Road, Blackburn


                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


         Licence for Alterations dated 5th September 1995 between Laund Estates Limited (1) Alistair Robin Brocklehurst and David John Newall (2) Scapa Group Plc (3) re 93-95 Preston New Road


                                     PART 4


                                 OTHER DOCUMENTS


1 Agreement dated 12th June 1989 between Laund Estates Limited (1) Scapa Group Plc (2)

2 Agreement re Elizabethan House, Preston New Road dated 15th January 1990 between Laund Estates Limited (1) Scapa Group Plc (2)

3 Supplemental Deed re land at Preston New Road dated 1st March 1990 between Laund Estates Limited (1) Scapa Group Plc (2)

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                    19th November                                      2001







(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN KEELEY ROAD, CROYDON




REFERENCE

GMR/01-36556

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is One million one hundred and seventy thousand three hundred and eleven pounds (Pound 1,170,311) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.


3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.


4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.


4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.


5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "Leases");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.


6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").


7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.


8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.


9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.


10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3
         (a)      The Seller shall at the Buyer's cost -

                  (i)     keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)   commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4
         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

                  (i)     shall manage the Property as directed by the Buyer;
                          and

                  (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.


13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.


14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of


         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.


15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.


16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.


17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.


18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

         Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:        16-10-28

         Account No:       50245654

         Beneficiary:      Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.


19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i) to elect to waive exemption exercisable pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv)     not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph

         6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.


20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.


21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and `or was" shall be deleted;


23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.


24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)   pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.


26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.


27       INTERPRETATION


27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.


28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.


29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 22-30 (even nos) Keeley Road, Croydon registered at HM Land Registry with title absolute under title number SGL409512


                                     PART 2


                                     LEASES


1 Lease of Unit 6 (copy only) dated 4th February 1986 between Lancaster Holdings Limited (1) Endsleigh Insurance Services Limited (2)

2 Lease of Unit 7 (copy only) dated 6th March 1986 between Lancaster Holdings Limited (1) Mr and Mrs RV Patel (2)

3 Lease of 22-30 Keeley House dated 1st July 1988 between Lancaster Holdings Limited (1) Godlin Properties Limited (formerly Spurheath Limited) (2)

4 Lease of Office 7 dated 5th July 2000 between WREP Islands Limited (1) Mike Pitcher Associates (2)

5 Lease of Suite 3 dated 5th July 2000 between WREP Islands Limited (1) Direct Property (2)

6 Lease of Suite 5 dated 7th July 2000 between WREP Islands Limited (1) Hospitality Plus (UK) Limited (2)

7 Lease of Shop Unit 5 dated 22nd August 2000 between WREP Islands Limited (1) Roger Anderson (t/a Jus Vibes) (2)

8 Lease of Offices 20-23 dated 1st December 2000 between WREP Islands Limited (1) Ardmore Construction Limited (2)

9 Lease of Office Suite 4 dated 9th February 2000 between WREP Islands Limited (1) B Lindo (t/a Profile Analysis Training Solutions) (2)

10 Lease of Shop Units 3 and 4 dated 27th March 2001 between WREP Islands Limited (1) Barratt Homes Limited (2)

11 Lease of Suite 2 dated 25th April 2001 between WREP Islands Limited (1) Process Network Systems Limited (2)

12 Lease of Suite 1 dated 3rd July 2001 between WREP Islands Limited (1) Process Network Systems Limited (2)

13 Lease of Office 1 dated 9th July 2001 between WREP Islands Limited (1) E-Workpermits.com Limited (2)

14 Lease of Office 1 dated 9th July 2001 between WREP Islands Limited (1) E-Workpermits.com Limited (2)

15 Lease of Offices 14, 16 and 18 dated 2nd October 2001 between WREP Islands Limited (1) Renco Enterprises (UK) Limited (2)


                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


         Licence to Underlet Unit 6 (copy only) dated 6th March 1996 made between Godlin Properties Limited (1) Endsleigh Insurance Services Limited (2) Pasquale Castrichino (3)


                                     PART 4


                                 OTHER DOCUMENTS


         Party Wall Award re Keeley House and 32 Keeley Road dated 8th December 2000 between WREP Islands Limited (1) Barratt Homes (Southern Counties) Limited (2)

SIGNED by Donovan Gijsbertus Wijsmuller    )
(authorised signatory) for and on behalf   )
of WREP Islands Limited                    )



SIGNED by John Daly, Director of Anglo     )
Equity Limited (General Partner of the     )
Buyer) for and on behalf of the Buyer      )


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DATED             19th November                                         2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN MACCLESFIELD




REFERENCE

GMR/01-36556


                                    [GRAPHIC]
                                 RICHARDS BUTLER
                             INTERNATIONAL LAW FIRM

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AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is Four hundred and fifty five thousand six hundred and fifty three pounds and eighty seven pence ((pound)455,653.87) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT


      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for

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      completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

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5.4   Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purpose of deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any

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            tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7     ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

      (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

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      (i)   (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8     SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

      (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

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8.2   The calculation of Advance Payments shall exclude any monies paid by an
      Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

      (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

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8.6   The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9     INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

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9.6   The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

      (i)   any deterioration in the state or condition of the Property; or

      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10    REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

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10.3

      (a)   The Seller shall at the Buyer's cost -

            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

            Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT


11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

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12    RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

      (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

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      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease .

13    LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

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13.2  The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

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      HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY


      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST


      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

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18    METHOD OF PAYMENT


      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the account -

      Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

      Sort Code:        16-10-28

      Account No:       50245654

      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

      (a) the date on which the supply is made or deemed to be made for the purpose of VAT; and

      (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

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19.4  Notwithstanding the parties' intention referred to in sub-clause 19.3 if
      HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.8 of this Agreement.

19.6  The Buyer confirms that -

      (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

      (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

      (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7  The Buyer undertakes -

      (i)   to elect to waive exemption exercisable pursuant to paragraph 2 of
            Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

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      (ii)  to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

      (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

      (iv)  not to revoke the Election; and

      (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES


      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

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      (ii)  all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT


      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

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22    STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

      (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23    NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3  In the absence of evidence of earlier receipt a notice is deemed received
      -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24    ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "Contract" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

      (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION


27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

      (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28    GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29    INDEMNITY


      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause
      10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


90, 92 and 94 Waters Green, Macclesfield registered at HM Land Registry with title absolute under title number CH336618

                                     PART 2


                                     LEASES


MACCLESFIELD


1     Lease of Showroom no.2 dated 13th August 1985 between Multikirk Limited
      (1) Peter Norman Eden Chapman, John Thornton Dean, John Ockleshaw and Rodney Victor Jennings (t/a Meller Braggins) (2)

2     Lease of Showroom no.1 dated 27th August 1985 between Multikirk Limited
      (1) Paragon Fine Arts Limited (2) John Clitheroe and Audrey Clitheroe (3)

3 Lease of Suite Numbers 3 and 4 Second Floor Roylance Buildings dated 17th August 1994 between Lancaster Holdings Limited (1) Mercantile International Group Plc (2)

4 Lease of First Floor, Roylance Building dated 2nd July 2001 between WREP Islands Limited (1) Michael James Cooper (t/a CPH Financial Advisory Services) (2)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


MACCLESFIELD


      None

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                19th November                                      2001







(1)   WREP ISLANDS LIMITED

(2)   THE ANGLO AGGMORE LIMITED PARTNERSHIP






AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN HASTINGS




REFERENCE

GMR/01-36556


                                    [GRAPHIC]
                                RICHARDS BUTLER
                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1     SALE OF THE PROPERTY


      The Seller will sell and the Buyer will buy the [freehold] [leasehold] property described in Part 1 of the Schedule (the "PROPERTY").

2     PURCHASE PRICE


      The price for the Property is Five hundred and fifty one thousand five hundred and eight one pounds (L551,581) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3     DEPOSIT

      No deposit is payable on the date hereof or otherwise.

4     COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5     TITLE

5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3   The Property is sold subject to -

      (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

      (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

      (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

      (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purpose of deduction of title to the Property were Richards Butler.

6     INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE").

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date.

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5   The Statement shall -

      (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

      (ii) specify the proportion of the Arrears due to the Seller (the "SELLER"S ARREARS").

7     ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2   The Buyer will -

      (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

      (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6   The Buyer will at the request and cost of the Seller -

      (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

      (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

      (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

      (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8     SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

      (i) all outgoings and expenditure incurred by the Seller (the "Outgoings") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

      (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

      (i)   a contribution to a sinking or reserve fund; and

      (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3   In respect of each Relevant Property -

      (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

      (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5   The Seller will -

      (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

      (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9     INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

      (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

      (ii)  request a refund from the insurer of the premia paid by the Seller;
            and

      (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of
      -

      (i)   any deterioration in the state or condition of the Property; or

      (ii)  any loss or damage to it; or

      (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

      (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

      (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10    REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

      (a)   The Seller shall at the Buyer's cost -

            (i)   keep the Property secure; and

            (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

      (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

            (i) implement any new security arrangements or install any new equipment; or

            (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

            (iii) commence or pursue any appeal.

      (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

      The Buyer shall indemnify the Seller within 10 working days of written demand against-

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

      (c) Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.1, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

10.4

      (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

      (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the Property between the date of this Agreement and the date of actual completion.

11    MANAGEMENT


11.1  From the Apportionment Date, and at the Buyer's cost the Seller -

            (i)   shall manage the Property as directed by the Buyer; and

            (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12    RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

      (i)   commence (where appropriate) and/or continue with an Existing
            Review;

      (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

      (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

      (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

      (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

      (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

      (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13    LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

      (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

      (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

      (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

      (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

      (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

      (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

      (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

      (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14    TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15    AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16    INDEMNITY

      The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17    INTEREST

      Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18    METHOD OF PAYMENT

      All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

      Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

      Sort Code:        16-10-28

      Account No:       50245654

      Beneficiary:      Whitmill Nominees Limited Re: C193

      or any other account as the Seller's solicitor shall specify.

19    VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

      (a) the date on which the supply is made or deemed to be made for the purpose of VAT; and

      (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.5 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20    ENCUMBRANCES

      The Property is sold subject to -

      (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

      (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

      (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

      (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

      (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

      (vi)  all matters contained or referred to in the Ancillary Documents;

      (vii) all matters contained or referred to in the Documents.

21    ACKNOWLEDGEMENT

      The Buyer acknowledges that -

      (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

      (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22    STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2  Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5, 5.1.1,
      5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3  The Standard Conditions shall be varied as follows -

      (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

      (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

      (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

      (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

      (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

      (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23    NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3  In the absence of evidence of earlier receipt a notice is deemed received
      -

      (i) if delivered personally when left at the address referred to in clause 23.1;

      (ii)  if sent by mail two working days after posting it;

      (iii) if sent by telex when the proper answerback is received;

      (iv)  if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24    ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

      (i)   undertaking to comply with the provisions of the relevant Contracts;

      (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

      (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

      (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

      (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

      (b)   the Buyer will -

            (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

            (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

            (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25    LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

      (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

      (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27    INTERPRETATION

27.1  Unless the context otherwise requires -

      (i) words importing one gender shall be construed as importing any other gender;

      (ii)  the singular includes the plural and vice versa;

      (iii) words importing persons shall include firms companies and corporations and vice versa;

      (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

      (v) references to the Property mean the whole or any part of the Property as the context requires;

      (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

      (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

      (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

      (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement.

28    GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29    INDEMNITY

      The Buyer shall indemnify the Seller within 10 working days of written demand against -

      (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

      (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause
      10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


Freehold Property known as Unit B, Brookway, Ivy House Industrial Estate, Hastings, East Sussex, registered with title absolute under title number ESX27106

                                     PART 2


                                     LEASES


1 Lease dated 13th September 1977 made between Prime Brook Limited (1) Newtime Foods Limited (2) and Sale Tilney & Company Limited (3)

2 Deed of Rectification dated 18th June 1982 made between Phoenix Assurance Public Limited Company (1) Newtime Foods Limited (2) and Sale Tilney & Company Limited (3)

3 Deed of Variation dated 23rd June 1991 made between Sydney and London Properties Limited (1) Newtime Foods Limited (2) and Premier Brands Limited (3)

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


1 Licence for Alterations dated 28th December 1978 made between Phoenix Assurance Company Limited (1) and Newtime Foods Limited (2)

2 Licence for Alterations dated 26th October 1981 made between Phoenix Assurance Company Limited (1) and Newtime Foods Limited (2)

3     Licence to Alter dated 11th March 1985 made between Phoenix Assurance plc
      (1) and Sale Tilney Foods plc (previously known as Newtime Foods Limited)

4 Licence to Underlet dated 23rd November 1992 made between Sydney and London Properties Limited (1) Newtime Food Products Limited (2) Premier Brands Limited (3) and Ryecroft Foods Limited (4)

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                        19TH NOVEMBER                              2001





(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED

         PARTNERSHIP






AGREEMENT

FOR THE SALE AND PURCHASE OF

A PROPERTY IN AURELIA ROAD, CROYDON




REFERENCE

GMR/01-36556


                               [GRAPHIC OMITTED]

                                RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:


(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY


         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE


         The price for the Property is One million three hundred and four thousand six hundred and eight pounds and ninety eight pence
         (L)1,304,608.98) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT


         No deposit is payable on the date hereof or otherwise.

4        COMPLETION


4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE


5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purposes of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY


6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE").

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date.

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS


7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii)deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE


8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)  a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE


9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii)pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)  any deterioration in the state or condition of the Property; or

         (ii) any loss or damage to it; or

         (iii)any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY


10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)  The Seller shall at the Buyer's cost -

              (i)  keep the Property secure; and

              (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

              (i) implement any new security arrangements or install any new equipment; or

              (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

              (iii)commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

              Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT


11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

              (i)  shall manage the Property as directed by the Buyer; and

              (ii) shall at the direction of the Buyer (which approval will not
                   (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW


12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)  commence (where appropriate) and/or continue with an Existing
              Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii)keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller (which consent will not be unreasonably withheld or delayed;) and

         (vii)account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL


13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii)notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii)keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE


14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC


15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY


         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST


         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT


         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

         Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:       16-10-28

         Account No:      50245654

         Beneficiary:     Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT


19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (i) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (ii) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties' intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii)it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i)  to elect to waive exemption exercisable pursuant to paragraph 2 of
              Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii)to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv) not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES


         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii)overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi) all matters contained or referred to in the Ancillary Documents;

         (vii)all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT


         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS


22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii)in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES


23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii) if sent by mail two working days after posting it;

         (iii)if sent by telex when the proper answerback is received;

         (iv) if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS


24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)  undertaking to comply with the provisions of the relevant
              Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii)indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)  the Buyer will -

              (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

              (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

             (iii) pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE


25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999


         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION


27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii) the singular includes the plural and vice versa;

        (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

        (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

       (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement.

28       GOVERNING LAW AND JURISDICTION


28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY


         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE


                                     PART 1


                            DESCRIPTION OF PROPERTIES


1 Freehold land being 1 Ashtree Villas, Aurelia Road, registered with title absolute under title number SY41277, the freehold being 125 Aurelia Road, Croydon, Greater London, registered with title absolute under title number SGL183400 and freehold land known as 129 Aurelia Road, Croydon, registered with title absolute under title number SGL245802 (but excluding that part of 129 Aurelia Road transferred by a Transfer dated 9th July 2001 and made between (1) Wrep Islands Limited and (2) Mr Christopher Alan Walker)

                                     PART 2


                                     LEASES


1 Unit 1: Lease dated 15th May 2000 made between WREP Islands Limited (1) and Apogel Corporation Limited (2).

2 Unit 2: Lease dated 22nd February 2000 made between WREP Islands Limited (1) and Carlsson Express Limited (2).

3 Unit 3: Lease dated 22nd August 1996 made between UCB Bank plc (1) Simon Carter Associates Limited (2).

4 Units 4 and 5: Lease dated 30th March 2000 made between WREP Islands Limited (1) and Dancesport International Limited (2).

5 Unit 6: Lease dated 20th August 1996 made between UCB Bank plc (1) Bridgewharf Investments Limited (2).

6        Unit 8: Lease dated 14th February 1992 made between Clive Ian Garrad
         (1) Houseman Limited (2) and Courtyard Maintenance Company Limited (3) and Deed of

         Variation dated 26th June 1998 made between Lotkeep Limited (1) and Houseman Limited (2).

7        Unit 9: Lease dated 14th February 1992 made between Clive Ian Garrad
         (1) Houseman Limited (2) and Courtyard Maintenance Company Limited (3) and Deed of Variation dated 26th June 1998 made between Lotkeep Limited
         (1) and Houseman Limited (2).

8 Unit 10: Lease dated 16th October 1996 made between UCB Bank plc (1) and Crystal Print Services Limited (2).

                                     PART 3


                          ANCILLARY LEASEHOLD DOCUMENTS


         None

                                     PART 4


                                 OTHER DOCUMENTS


None

SIGNED by Donovan Gijsbertus Wijsmuller                 )
(authorised signatory) for and on behalf                )
of WREP Islands Limited                                 )



SIGNED by John Daly, Director of Anglo                  )
Equity Limited (General Partner of the                  )
Buyer) for and on behalf of the Buyer                   )

                                                                    Exhibit 2.1p


DATED                    19th november                                      2001







(1)      WREP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP





AGREEMENT
FOR THE SALE AND PURCHASE OF
A PROPERTY IN WARRINGTON







REFERENCE

GMR/01-36556



                               [GRAPHIC OMITTED]
                                RICHARDS BUTLER
                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:

(1) WREP ISLANDS LIMITED (a company registered in the British Virgin Islands with registration number 280400) whose registered office is at Akara Building, 24 de Castro Street, Wickhams Cay, Road Town, Tortola, British Virgin Islands (the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY

         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE

         The price for the Property is One million One hundred and thirty one thousand nine hundred and forty pounds and fifty pence
         (L1,131,940.15) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT

         No deposit is payable on the date hereof or otherwise.

4        COMPLETION

4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE

5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Richards Butler and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in this Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purpose of deduction of title to the Property were Richards Butler.

6        INCOME AND APPORTIONMENTS GENERALLY

6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE").

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date.

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)      The Seller shall at the Buyer's cost -

                  (i)      keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)    commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

                  Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT

11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

                  (i)      shall manage the Property as directed by the Buyer;
                           and

                  (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date.

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller (which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of

         HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY

         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST

         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT

         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account -

         Bank: The Royal Bank of Scotland International Limited Royal Bank House, 71 Bath Street, St Helier, Jersey

         Sort Code:     16-10-28

         Account No:    50245654

         Beneficiary:   Whitmill Nominees Limited Re: C193

         or any other account as the Seller's solicitor shall specify.

19       VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT; and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller and the Buyer intend that the sale of the Property (the "TOGC PROPERTY") shall be the transfer of a business or part of a business as a going concern for the purposes of section 49 of the Value Added Tax Act 1994 and Article 5 of the VAT (Special Provisions) Order 1995 and as such shall be treated as neither a supply of goods nor a supply of services.

19.4 Notwithstanding the parties" intention referred to in sub-clause 19.3 if HM Customs and Excise ("CUSTOMS") either confirm that VAT is chargeable on the sale of the TOGC Property or issue an assessment in respect of VAT on such sale then the Buyer shall as soon as reasonably practicable upon receipt of a copy of such confirmation or assessment pay to the Seller the full amount of VAT chargeable in respect of the sale of the TOGC Property and the Seller shall on such payment date deliver to the Buyer a proper VAT invoice.

19.5 The Buyer shall indemnify the Seller against the full amount of all VAT interest and penalties claimed by Customs arising from any failure or delay in accounting for VAT in the event that the sale of the TOGC Property pursuant to this Agreement is determined by Customs to be a standard-rated supply for VAT purposes as a result of any breach by the Buyer of its undertakings as set out in sub-clause 19.7 of this Agreement.

19.6     The Buyer confirms that -

         (i) it will use reasonable endeavours to obtain registration for the purposes of VAT as soon as reasonably practicable after the Apportionment Date on the basis that it is a taxed person for VAT purposes;

         (ii) it is not party to this Agreement as trustee or nominee or agent for any other person; and

         (iii) it intends to use the TOGC Property after the Apportionment Date for the purposes of a letting business.

19.7     The Buyer undertakes -

         (i) to elect to waive exemption exercisable pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the TOGC Property (the "ELECTION") so that it shall have effect on or before the Apportionment Date;

         (ii) to give a valid notice of the Election (the "NOTICE") to Customs to take effect on a date no later than the Apportionment Date;

         (iii) to produce to the Seller before completion a solicitor's certified copy of the Election and of the written acknowledgement from Customs of the Notice (if received);

         (iv)     not to revoke the Election; and

         (v) not to hold the benefit of this Agreement on trust nor to act as nominee or as agent for any other person in relation to this Agreement.

19.8 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.9 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.8 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES

         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT

         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the
                  "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)    pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION

27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       INDEMNITY

         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

29.2 Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE

                                     PART 1

                            DESCRIPTION OF PROPERTIES

Freehold land being land and buildings on the south side of Manchester Road, Woolston registered at HM Land Registry with title absolute under title numbers CH106995 and CH36572773


                                     PART 2

                                     LEASES

Lease dated 10th April 1994 made between Lancaster Holdings Limited (1) Elwell Scaffolding Limited (2) and Elwell Scaffolding Sales Limited (3)


                                     PART 3

                          ANCILLARY LEASEHOLD DOCUMENTS

None


                                     PART 4

                                 OTHER DOCUMENTS

None

SIGNED by Donovan Gijsbertus Wijsmuller   )
(authorised signatory) for and on behalf  )
of WREP Islands Limited                   )



SIGNED by John Daly, Director of Anglo    )
Equity Limited (General Partner of the    )
Buyer) for and on behalf of the Buyer     )

DATED                            19TH NOVEMBER                              2001







(1)      WREP ISLANDS UGAP LIMITED AND BEP ISLANDS LIMITED

(2)      THE ANGLO AGGMORE LIMITED PARTNERSHIP




AGREEMENT

FOR THE PROPERTIES IN CREWE




REFERENCE

GMR/01-36556




                                [GRAPHIC OMITTED]

                                 RICHARDS BUTLER

                             INTERNATIONAL LAW FIRM

AGREEMENT dated 19th November 2001

BETWEEN:

(1) WREP ISLANDS UGAP LIMITED (company number 72552) and BEP ISLANDS LIMITED (company number 72551) (both being companies registered in Jersey) both of whose administrative office is at Le Quesne Chambers, 9 Burrard Street, St. Helier, Jersey JE2 4WS (together the "SELLER")

(2) THE ANGLO AGGMORE LIMITED PARTNERSHIP whose place of business is at 10 Old Jewry Street, London EC2R 8DN (the "BUYER")

1        SALE OF THE PROPERTY

         The Seller will sell and the Buyer will buy the freehold property described in Part 1 of the Schedule (the "PROPERTY").

2        PURCHASE PRICE

         The price for the Property is One million, five hundred and seventy thousand pounds (L1,570,000) (the "PRICE") which shall be paid to the Seller on the Apportionment Date.

3        DEPOSIT

         No deposit is payable on the date hereof or otherwise.

4        COMPLETION

4.1 Completion of the sale and purchase of the Property shall take place on such date or dates as shall be notified by the Buyer to the Seller pursuant to clause 4.2 of this Contract or (if earlier) 31st December 2011 (the "COMPLETION DATE") at the offices of the Seller's solicitor or such other place as it may reasonably require.

4.2 The Buyer shall be entitled to serve written notice (or notices) on the Seller stipulating a date (not less than 14 days after the date of service of the relevant notice) for completion of the sale and purchase of the Property (or any of the properties making up the Property specified in the notice (being a date earlier than that stated in clause 4.1 of this contract). Whereupon the Completion Date for the Property or properties specified in any such notice shall be the date stated in the relevant notice.

4.3 In this Contract reference to Completion shall mean completion of the sale and purchase of the relevant property being one or all of the properties comprising the Property.

5        TITLE

5.1 Title to the Property has been deduced to the Buyer by way of a Report on Title (the "REPORT") prepared by Cadwalader, Wickersham & Taft and dated the date hereof prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title other than in relation to matters not disclosed in the Reports on Title or revealed by Land Registry Searches (or other pre-completion searches) carried out after the date of exchange of this Agreement.

5.2 The Buyer has been provided with of the Report and shall be deemed to purchase with full knowledge of the content of the Reports.

5.3      The Property is sold subject to -

         (a) the matters contained or referred to in registers of the title numbers referred to in Part 1 of each of the Schedules (the "REGISTERED TITLES") and filed plans;

         (b) the leases and occupational licences listed in Part 2 of each of the Schedules (the "LEASES");

         (c) the documents ancillary to the relevant Leases listed in Part 3 of each of the Schedules (the "ANCILLARY DOCUMENTS"); and

         (d) the documents listed in Part 4 of each of the Schedules (the "DOCUMENTS").

5.4 Having received the Report the Buyer is deemed to purchase with full knowledge of the terms of the Registered Titles, Leases, Ancillary Documents and the Documents and will not raise any objection to or requisition on them other than in respect of any matters contained in such documents and not disclosed in the Report.

5.5 The Seller shall not in any way whatsoever (whether through act or neglect) materially fetter the legal title to the Property or create or permit the creation of any encumbrance or restriction which in any way materially affects the legal title to the Property.

5.6 The Buyer acknowledges that its solicitors for the purpose of deduction of title to the Property were Cadwalader, Wickersham & Taft.

6        INCOME AND APPORTIONMENTS GENERALLY

6.1 Income and outgoings of the Property are to be apportioned according to the period for which they are respectively payable.

6.2 Apportionment of income and outgoings (except where expressly provided otherwise) shall on the date hereof be made from the date hereof (or such other date as shall be expressly stipulated in this contract) (the "APPORTIONMENT DATE")

6.3 VAT payable on income shall not be apportioned PROVIDED that the Buyer shall issue invoices in respect of VAT as regards income of the Property which becomes due and payable after the Apportionment Date

6.4 The Seller shall as soon as reasonably practicable give to the Buyer a statement of income and outgoings (except for interim service charge contributions which are dealt with under clause 8) which are to be apportioned (the "STATEMENT").

6.5      The Statement shall -

         (i) include details of income (including any interest) due up to the date hereof but not yet paid (whether or not formally demanded) (the "ARREARS") from any tenant pursuant to a Lease and/or any other person who has the use and enjoyment of any part of the Property (the "OCCUPIER"); and

         (ii) specify the proportion of the Arrears due to the Seller (the "SELLER'S ARREARS").

7        ARREARS

7.1 (Except where expressly provided otherwise) neither party shall be obliged to account to the other with payment of any Arrears due to that party until monies in respect of those Arrears have actually been received by the paying party in cleared funds.

7.2      The Buyer will -

         (i) as soon as practicable use all reasonable endeavours to recover the Seller's Arrears; and

         (ii) keep the Seller fully informed of all action it takes in complying with its obligation in paragraph (a) of this clause 7.2.

7.3 All sums received by the Buyer from an Occupier shall be first applied in discharging that part of the Seller's Arrears (if any) due from that Occupier.

7.4 Subject to clause 7.1 and 7.3 the Buyer will pay to the Seller all Seller's Arrears within five days after receipt of such monies from (or on behalf of) the relevant Occupier.

7.5 To enable the Buyer to comply with its obligation in clause 7.2(a) (and subject to the obligations of the Buyer in clause 7.6(b)) the Seller will at the request of the Buyer execute any necessary assignment (in a form approved by the Seller) of the right to recover the relevant part of the Seller's Arrears pursuant to section 23 of the Landlord and Tenant Covenants Act 1995.

7.6      The Buyer will at the request and cost of the Seller -

         (i) (where appropriate) give directions in writing to an Occupier to pay to the Seller such sum as represents that part of the Seller's Arrears owed by that Occupier;

         (ii) assign or reassign (as the case may be) to the Seller (in writing and in such form as the Seller shall reasonably require) the right to recover the Seller's Arrears;

         (iii) deliver to the Seller within five days of written request the original counterpart of any Lease and/or other necessary document (on loan) for the purpose of taking action to recover the Seller's Arrears; and

         (iv) promptly notify the Seller of and permit the Seller to join in any action claim or proceedings the Buyer may take for the recovery of any Arrears.

8        SERVICE CHARGE

8.1 The Seller shall as soon as reasonably practicable after the Apportionment Date give to the Buyer a statement (the "SERVICE CHARGE STATEMENT") in respect of each Lease (the "RELEVANT LEASE") of that part of the Property (as is appropriate) (the "RELEVANT PROPERTY") for the period in which final service charge accounts have not been prepared in accordance with the Relevant Leases of -

         (i) all outgoings and expenditure incurred by the Seller (the "OUTGOINGS") in respect of the maintenance repair and management of each Relevant Property (including any VAT paid or payable by the Seller (as landlord) and which the Seller is unable to recover or obtain credit for in its accounting with HM Customs and Excise) which the Seller is entitled to lay out and recover from the tenants pursuant to the Relevant Leases; and

         (ii) (subject to clause 8.2) all monies received by way of advance payment from the Occupiers under their Relevant Lease in respect of the Seller's rights or obligation to maintain repair and manage the Relevant Property (the "ADVANCE PAYMENTS").

8.2 The calculation of Advance Payments shall exclude any monies paid by an Occupier under the Relevant Lease as -

         (i)      a contribution to a sinking or reserve fund; and

         (ii) reimbursement of the costs paid or payable by the Seller (as landlord) for its insurance of the Relevant Property.

8.3      In respect of each Relevant Property -

         (i) if the Advance Payments exceed the Outgoings the difference shall be paid by the Seller to the Buyer; or

         (ii) if the Outgoings exceed the Advance Payments (credit being given to the Buyer for the sum of any Outgoings which are not recoverable by reason of there being unlet parts of the Relevant Property or no right (or less than a full right) of recovery from an Occupier of the Relevant Property (the "IRRECOVERABLE EXPENSES") the difference shall be paid by the Buyer to the Seller.

8.4 Monies due under clauses 8.3 or 8.4 shall be paid within five days after the relevant Service Charge Statement has been given to the Buyer.

8.5      The Seller will -

         (i) on the Apportionment Date give to the Buyer an account for each Relevant Property of all sinking or reserve funds (which have not at that time been utilised) with accrued interest (if any) received from an the Occupiers for the depreciation or replacement of plant machinery or apparatus on the Relevant Property or for recurring items of repair and maintenance of the Relevant Property (the "FUND"); and

         (ii) on the Apportionment Date transfer the Fund (less tax for which the Seller is accountable in law) to the Buyer.

8.6 The transfer of the Fund pursuant to clause 8.5(b) is subject to any trusts or other obligations (the "TRUSTS") which attach to the holders of sinking or reserve fund.

8.7 The Buyer will from the date of transfer of the Fund perform the obligations of the Seller under the Trusts applicable to it.

9        INSURANCE

9.1 The Seller will procure that the Buyer's interest is noted on the Seller's policies of insurance of the Property from time to time (the "POLICIES" and "POLICY" shall be construed accordingly) and that the Buyer's mortgagee is a joint insured.

9.2 The Seller will maintain the Policies in accordance with any obligation on it as Landlord under the Leases.

9.3 The Seller will as soon as practicable after being requested to do so in writing by the Buyer -

         (i) cancel terminate (so far as it is lawfully able to do so) the Policies (the date of such cancellation being the "CANCELLATION DATE");

         (ii) request a refund from the insurer of the premia paid by the Seller; and

         (iii) pay such part of the premia refunded by the insurer which is attributable to the contributions paid by the Occupier under their respective Leases to the Buyer within five days after receipt and the Buyer shall pay or give credit for it to the relevant Occupier.

9.4 The Seller gives no express or implied warranty that the risks and sums insured under the Policies are adequate or sufficient.

9.5 The Seller shall have no liability to the Buyer where any Policies become void or voidable by the relevant insurers (other than when this arises as a result of the act or neglect of the Seller or anyone under the Seller's control).

9.6 The Seller will not be responsible for and the Buyer will not be entitled to any damages or compensation or to rescind this Agreement as a result of -

         (i)      any deterioration in the state or condition of the Property;
                  or

         (ii)     any loss or damage to it; or

         (iii) any occupation of the Property or any part of it being taken by a third party after the date of this Agreement unless this is directly caused by the Seller's own actions or the default or neglect of the Seller.

9.7 If the Property is damaged by a risk which is insured under the Policy before the Cancellation Date then subject to the terms of the relevant leases -

         (a) the Seller shall at the direction of the Buyer either lay out any insurance monies received in reinstating such damage or hold any insurance monies on trust for the Buyer subject at all times to the provisions of the Leases; and

         (b) to the extent the insurance monies have not been received the Seller shall hold the benefit of any claim under the Policy on trust for the Buyer.

10       REPAIR AND SECURITY

10.1 Subject to the terms of the Leases the Buyer may at any time after the Apportionment Date enter onto the Property in order to carry out such works as the Buyer considers necessary to put or keep the Property or part of it in good and substantial repair or to put it into a state which would improve the prospects of leasing the relevant part or the terms upon which it could be let.

10.2 If entry pursuant to clause 10.1 is prior to the Cancellation Date then the Buyer shall first give the Seller reasonable prior notice and comply with the requirements of the Seller's insurers.

10.3

         (a)      The Seller shall at the Buyer's cost -

                  (i)      keep the Property secure; and

                  (ii) upon becoming aware of any illegal occupiers to take all reasonable steps (including proceedings) to eject them from the Property.

         (b) The provisions of this clause shall not oblige the Seller (unless requested by the Buyer and at the Buyer's cost) to -

                  (i) implement any new security arrangements or install any new equipment; or

                  (ii) incur expenditure otherwise than in respect of reasonable professional fees; or

                  (iii)    commence or pursue any appeal.

         (c) In respect of any part of the Property which is tenanted from time to time the provisions of this clause 10.3 shall only apply to the extent that the Seller can procure compliance by the tenants under the Leases and the Seller shall use all endeavours to procure compliance with such provisions (at the cost of the Buyer).

10.4

         (a) The Buyer shall not be entitled to delay or refuse to complete the transfers of the legal titles to the Property by reason of any breach or alleged breach of this clause.

         (b) The Buyer agrees that it has entered into this Agreement on the basis of its survey of the Property and agrees that the Seller shall have no liability arising out of any disrepair of the Property including the repair and condition of the

                  Property between the date of this Agreement and the date of actual completion.

11       MANAGEMENT

11.1     From the Apportionment Date, and at the Buyer's cost the Seller -

         (i)      shall manage the Property as directed by the Buyer; and

         (ii) shall at the direction of the Buyer (which approval will not (subject to clauses 11.3 and 11.4) be unreasonably withheld or delayed) negotiate and complete leases and licences rent reviews and any other deeds and documents pursuant to any of the Leases or surrenders or variations of any such Leases.

11.2 The Seller will keep the Buyer informed of all action it takes pursuant to clause 11.1.

11.3 The Buyer will not withhold or delay any direction or consent where to do so would cause the Seller to be in breach of its statutory or other lawful obligations.

11.4 If the Buyer does not respond within five days of a request made by the Seller pursuant to clause 11.1 (b) the Buyer will be deemed to have given its approval.

11.5 The Buyer shall be entitled to market the Property or part of the Property for sale or letting shall be entitled to negotiate new lettings or occupational licences and surrenders or variations of leases or licences ("LETTING TRANSACTIONS"). The Seller shall not oppose and shall promptly do all such things or execute all such documents as shall be necessary to give effect to any such Letting Transactions PROVIDED that the Buyer shall indemnify the Seller against all reasonable and proper costs expenses and liability incurred in so doing.

12       RENT REVIEW

12.1 The Seller shall upon request by and at the cost of the Buyer commence and/or continue with (whether by agreement or third party determination) the review of rent pursuant to the Lease which is due for review from a date prior to the Apportionment Date (the "EXISTING REVIEW") or which becomes due for review after the Apportionment Date

12.2 The Seller will not agree the amount of any rent payable from the date of review (which in the case of an Existing Review shall be called "NEW RENT") without the consent of the Buyer.

12.3 On and following the date of transfer of legal title to the Properties the Buyer will -

         (i)      commence (where appropriate) and/or continue with an Existing
                  Review;

         (ii) use all reasonable endeavours (subject to paragraph (e) of this clause 12.3) as soon as practicable to agree or require a third party to determine [the amount of any rent payable from a date of review under a Lease the New Rent to the highest rent achievable in the circumstances in accordance with the relevant Lease;

         (iii) keep the Seller informed of the progress of the negotiations and any proceedings for determination of the New Rent;

         (iv) have regard to any reasonable recommendations made by the Seller in relation to the negotiations or proceeding for determination of the New Rent;

         (v) notify the Seller of the amount of the New Rent within ten days after it has been agreed or determined;

         (vi) not agree to the amount of any New Rent without the prior written consent of the Seller( which consent will not be unreasonably withheld or delayed;) and

         (vii) account to the Seller within ten days after receipt by the Buyer of the New Rent for the amount (if any) by which the New Rent exceeds the rent previously payable by the tenant from the date of Review under the relevant

                  Lease up to the date of this Agreement together with interest (if any) payable by the relevant tenant pursuant to that Lease.

13       LEASE RENEWAL

13.1 In respect of any pending application to the court by the Seller (the "PROCEEDINGS") for the determination of an interim rent and the grant of a new lease which are currently pending (and subject to the Buyer indemnifying the Seller in respect of all costs and expenses reasonably and properly incurred in complying with the terms of this clause) the Seller will at the Buyer's cost -

         (i) use reasonable endeavours to act upon all reasonable directions of the Buyer to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (ii) keep the Buyer fully informed of the progress of the Proceedings and have regard to any representation made by the Buyer;

         (iii) notify the Buyer of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (iv) account to the Buyer within five days after receipt by the Seller from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period commencing on the date hereof; and

         (v) not agree the terms of or rent reserved by the new lease or the amount of any interim rent without the prior written consent of the Buyer (not to be unreasonably withheld or delayed).

13.2 The Buyer will give all reasonably necessary assistance and information to enable the Seller to comply with its obligations in clause 13.1.

13.3 In respect of any proceedings pending at the date of the transfer of the legal titles to the Property the Buyer will -

         (i) immediately following that date substitute itself as a party to the Proceedings in place of the Seller;

         (ii) use reasonable endeavours to agree or procure the determination or resolution of the Proceedings at the best rent reasonably obtained in the circumstances;

         (iii) keep the Seller fully informed of the progress of the Proceedings and have regard to any representation made by the Seller;

         (iv) notify the Seller of the amount of the interim rent and the rent reserved by the new lease within five days after it has been agreed or determined;

         (v) account to the Seller within five days after receipt by the Buyer from the relevant tenant for the amount (if any) by which the interim rent and/or new rent exceed the rent previously payable by the tenant under the relevant Lease attributable to the period ending on the Apportionment Date.

13.4 The Seller will at the Buyer's cost give all reasonably necessary assistance and information to enable the Buyer to comply with its obligations in clause 13.3.

13.5 If the Buyer refuses to give its approval to a request or gives its approval subject to conditions the Buyer will at the same time as it notifies the Seller of this give its reasons for that decision.

14       TRANSFER AND COVENANTS FOR TITLE

14.1 The transfer of the Property to the Buyer shall be in the form agreed between the Seller and the Buyer (acting reasonably) and shall comply with the requirements of HM Land Registry (which contain provision for the covenants for title to be given by the Seller (if any)) and shall contain an indemnity satisfactory in form and substance to the Seller (acting reasonably) in respect of any Seller's liabilities under the Leases and/or disclosed in the Report which will continue after completion.(the "TRANSFERS").

14.2 The Transfers shall (except where the Seller expressly waives this requirement) be executed in duplicate and one part of each shall (as soon as reasonably practicable) be denoted by the Buyer at its own cost and (without delay) delivered to the Seller.

15       AGREEMENTS ETC

15.1 The Seller shall if and when requested by the Buyer (and so far as it is able to) assign to the Buyer the benefit of (or of appropriate use all reasonable endeavours to have novated in favour of the Buyer) all collateral warranties, guarantees, rent deposits, deposits, agreements and other documents benefiting the Property and specified by the Buyer in its request PROVIDED THAT where such an assignment requires the consent of a third party the Seller shall use all reasonable endeavours to obtain such consent.

16       INDEMNITY

         The Buyer will indemnify the Seller for all costs damages and expenses incurred by the Seller as a result of any default by the Buyer in complying with its obligations contained in clauses 8.7 and 11.3.

17       INTEREST

         Interest shall be paid on any monies due to be paid by either party under the terms of this Agreement at the contract rate from the date on which they should have been paid to the date of payment.

18       METHOD OF PAYMENT

         All monies due pursuant to the terms of this Agreement shall be paid by direct credit transfer for the credit of the following account number

         Bank: The Royal Bank of Scotland International Limited, Royal Bank House, 71 Bath Street, St. Helier, Jersey

         Sort Code:    16-10-28

         Account No:   50245662

         Beneficiary:  Whitmill Nominees Limited Re: C208

         or any other account as the Seller's solicitor shall specify.

19       VAT

19.1 The consideration for any supply made pursuant to or in connection with the terms of this Agreement is exclusive of VAT.

19.2 The party to whom a supply is made shall pay any VAT which is due on the later of -

         (a) the date on which the supply is made or deemed to be made for the purpose of VAT and

         (b) the date on which a valid VAT invoice is received in respect of the supply.

19.3 The Seller warrants to the Buyer that neither it nor any relevant associate (as defined in paragraph 3(7) of Schedule 10 to the Value Added Tax Act 1994) has made an election to waive exemption to VAT pursuant to paragraph 2 of Schedule 10 to the Value Added Tax Act 1994 in relation to the Property and undertakes that neither it nor any such associate shall make such an election.

19.4 Unless Customs otherwise directs the Seller shall deliver to the Buyer on the Apportionment Date all records relating to the Property which under paragraph 6 of Schedule 11 to the Value Added Tax Act 1994 are required to be preserved for any period after completion (the "VAT RECORDS").

19.5 The Buyer shall maintain any VAT Records delivered to it pursuant to sub-clause 19.4 in good condition in a safe place for 6 years (or such other longer period as shall for time to time required by Statute) from the Apportionment Date and during such period shall make the VAT Records available for inspection by the Seller at all reasonable times upon prior appointment and shall provide copies of the VAT Records at the Seller's reasonable request provided the Seller pays reasonable photocopying costs.

20       ENCUMBRANCES

         The Property is sold subject to -

         (i) all matters registered or registrable by any local or other competent authority and any other requirement (including any charge notice order or proposal) of any local or other competent authority acting by statutory authority or by Royal Charter;

         (ii) all matters affecting the Property which are disclosed or capable of discovery by searches or enquiries made of any person or local or other competent authority or statutory body or by inspection or survey and whether or not such searches or enquiries inspection or survey have in fact been made by or on behalf of the Buyer;

         (iii) overriding interests (as defined in section 70 of the Land Registration Act 1925) affecting the Property;

         (iv) all matters contained or referred to in the property proprietorship and charges registers of the Registered Titles (other than charges to secure the repayment of money);

         (v) all matters contained or referred to in the Leases (including any interests deriving from the Leases and any deeds or documents entered into by the Seller pursuant to clause 11);

         (vi)     all matters contained or referred to in the Ancillary
                  Documents;

         (vii)    all matters contained or referred to in the Documents.

21       ACKNOWLEDGEMENT

         The Buyer acknowledges that -

         (i) this Agreement and constitutes the entire agreement and supersedes any previous agreement between the parties relating to the subject matter of this Agreement;

         (ii) it has not entered into this Agreement in reliance on any statement or representation made by or on behalf of the Seller other than in respect of the Reports on Title and such reliance as may be placed on written replies given by the Seller's solicitor to any written enquiries raised by the Buyer's solicitor prior to the date of this Agreement.

22       STANDARD CONDITIONS

22.1 The Standard Commercial Property Conditions (1st Edition) (the "STANDARD CONDITIONS") as amended by clauses 20.2 and 20.3 shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

22.2     Standard Conditions 1.5, 2.2, 2.3, 3.2.1, 3.4, 4.1, 4.3.2, 4.5.5,
         5.1.1, 5.2.2(c), 5.2.4, 6.3, 6.8.4 and 8.2 shall not apply.

22.3     The Standard Conditions shall be varied as follows -

         (i) in Standard Condition 1.1.1(a), sub-paragraphs (i) and (ii) shall be deleted and the words "the interest actually earned on money less any proper charges for handling the money" shall be inserted;

         (ii) in Standard Condition 1.1.1(d), the contract rate shall be 4% per annum above the base rate current from time to time of Lloyds TSB Bank Plc;

         (iii) in Standard Condition 5.2.2(f), the words "nor change its use and is to indemnify the seller against all liability arising as a result of any breach of such obligation" shall be added at the end;

         (iv) in Standard Condition 6.1.2, "12 noon" shall be substituted for "2p.m.";

         (v) in Standard Condition 6.8.2(b) the words "or if the seller supplies reasonable evidence to the buyer that the property will be otherwise released from all such mortgages on completion" will be added at the end;

         (vi) in Standard Condition 7.1.1, the words "or in negotiations leading to it" and "or was" shall be deleted;

23       NOTICES

23.1 Any notice to be given under or in connection with this Agreement shall be in writing and may be delivered personally or sent by first class post telex or fax to the party due to receive the notice at its address set out in this Agreement or the address of its solicitor or such other address as may previously (by written notice) have been specified by such party.

23.2 A notice may be given by either party's solicitor provided that it conforms with the provisions in clause 23.1.

23.3 In the absence of evidence of earlier receipt a notice is deemed received -

         (i) if delivered personally when left at the address referred to in clause 23.1;

         (ii)     if sent by mail two working days after posting it;

         (iii)    if sent by telex when the proper answerback is received;

         (iv)     if sent by fax on completion of its transmission.

23.4 In the case of a notice given pursuant to paragraphs (a) (c) or (d) of clause 23.3 where this occurs after 5.00pm on a working day or on a day which is not a working day the date of service shall be deemed to be the next working day.

24       ASSIGNMENT OF MAINTENANCE CONTRACTS

24.1 The Seller will deduce to the Buyer all contracts relating to the provision of services to the Property (the "CONTRACTS" and "CONTRACT" means any of them as the case may require) and will cancel the Contracts with effect from the Apportionment Date except to the extent that the Buyer notifies the Seller 20 days after the Apportionment Date that it wishes to maintain any of them.

24.2 In respect of any Contracts which are assignable (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) the Seller will assign the benefit of those Contracts to the Buyer in such form as the Seller requires subject to the Buyer -

         (i)      undertaking to comply with the provisions of the relevant
                  Contracts;

         (ii) giving notice of the assignment to the supplier of the services under the relevant Contract (the "SUPPLIER"); and

         (iii) indemnifying the Seller against liability for future breach of the obligations to the Supplier; and

         (iv) indemnifying the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Appointment Date.

24.3 In respect of any Contract which is not capable of assignment or requires consent to the assignment from the Supplier (and where the Buyer has notified the Seller of its desire to maintain those Contracts under clause 24.1) -

         (a) the Seller will maintain the relevant Contracts for the benefit of the Buyer for so long as is necessary to ascertain whether the Supplier is prepared to permit an assignment of or novate the relevant Contract and use reasonable endeavours to obtain consent to assign the Contract or procure a novation from the Buyer; and

         (b)      the Buyer will -

                  (i) take up any new contract with the Supplier within 5 days of request by the Seller (and if to Buyer fails to do so (time being of the essence) the Seller may at any time cancel the relevant original Contract;

                  (ii) indemnify the Seller on demand against all liability for the cost of maintaining the Contract during the period from the Apportionment Date; and

                  (iii)    pay to the Seller on demand the cost of any novation.

24.4 The Seller may at any time cancel any Contract which is not capable of assignment and the Supplier is unwilling to permit an assignment or agree a novation of that Contract.

25       LANDLORD'S RELEASE

25.1 In relation to any Lease which is a new tenancy for the purpose of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT") the Seller will inform the Buyer if it is released from its continuing liability as former landlord under the relevant Lease pursuant to sections 6 and 8 of the 1995 Act.

25.2 Unless and until the Buyer receives a notice pursuant to clause 24.1 the Buyer will -

         (i) prior to completion of any sale of the property by the Buyer provide the Seller with sufficient details to enable the Seller to serve a notice pursuant to sections 7 and 8 of the 1995 Act; and

         (ii) provide such information as the Seller may require to satisfy any of the tenants holding under the relevant Lease that a release requested by the Seller is reasonable.

26       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this Agreement shall confer or purport to confer on any third party any benefit or the right to enforce any term of this Agreement.

27       INTERPRETATION

27.1     Unless the context otherwise requires -

         (i) words importing one gender shall be construed as importing any other gender;

         (ii)     the singular includes the plural and vice versa;

         (iii) words importing persons shall include firms companies and corporations and vice versa;

         (iv) where any party comprises two or more persons any obligation on the part of that party shall be deemed to be joint and several obligations;

         (v) references to the Property mean the whole or any part of the Property as the context requires;

         (vi) references to a clause or schedule or appendix shall be construed as a reference to the relevant clause of or schedule or appendix to this Agreement; and

         (vii) references to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued pursuant to or deriving validity from them;

         (viii) reference to Buyer shall include any person or body to whom the Seller shall have assigned the benefit of this Agreement in so far as or relates to a Property;

         (b) References to "LEASE" and "ANCILLARY DOCUMENTS" shall include any such documents completed after the date hereof which have been completed in compliance with the terms of this Agreement.

27.2 The headings are for ease of reference only and shall not affect the interpretation of this Agreement

28       GOVERNING LAW AND JURISDICTION

28.1 This Agreement shall be governed by, construed in all respects and take effect in accordance with English law.

28.2 The court of England shall have exclusive jurisdiction to hear and decide any suit action or proceedings and to settle any dispute which may arise out of or in any way in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

29       RENT RETENTION

         (a) The Buyer may withhold from the price payable to the Seller pursuant to this Agreement the sum of Fifty thousand pounds (L50,000) (the "RETENTION") which sum shall be held by the Buyer's Solicitors in its client account.

         (b) During the period from the date of this Agreement to 31st November 2002 (the "PERIOD") the Buyer shall use reasonable endeavours to let the Property (either as a whole or in parts) on the best commercial terms and at the best rent or occupational fee reasonably achievable (without taking a fine or premium) throughout the Period (the "BEST TERMS").

         (c) The Buyer shall forthwith on the expiry of the Period notify Buyer of the amount of rent and occupational fees receivable by the Buyer during the Period (the "ACTUAL RENT") and of the sum being held by the Buyer's Solicitors by way of interest accrued on the Retention during the Period (the "INTEREST") and the Seller shall (if the Actual Rent is at a rate less than L185,000 per annum) then forthwith pay to the Buyer a sum equal to the difference between the Actual Rent and the rent that would have been receivable during the Period if the Property had been let throughout the Period at a rent of L185,000 per annum (the "HYPOTHETICAL RENT") but deducting the amount of the Retention and Interest and the Retention and Interest shall belong to and be released to the Buyer.

         (d) If at the end of the Period it transpires that the Actual Rent is greater than or equal to the Hypothetical Rent then the Buyer shall procure that the Retention and the Interest are paid forthwith to the Seller.

         (e) If at any time (the "RELEVANT TIME") during the period the Property or part of it is unlet or let otherwise than on the Best Terms then when calculating the Actual Rent for the Relevant Time the income to be taken into account shall be such as would have been generated had the terms of clause 29(c) been fully observed and performed.

30       INDEMNITY

         The Buyer shall indemnify the Seller within 10 working days of written demand against -

         (a) Any loss liability costs or expenditure incurred or suffered by the Seller after the date of this Agreement which arises from compliance by the Seller with any statutory obligation or requirement of any competent authority relating to the Property.

         (b) The proper professional costs of applying for a Consent (if applicable).

         (c) Any loss liability costs or expenditure incurred or suffered by the Seller as a consequence of the Buyer exercising its rights pursuant to clause 10.1 hereof or the Seller complying with clauses 10.2, 10.2, 11, 12 and 13 hereof other than where any such loss liability cost or expenditure arises as a result of the act neglect or default of the Seller.

                                  THE SCHEDULE

                                     PART 1

                            DESCRIPTION OF PROPERTIES

1 Breeden House, 245-265 (odd) Edleston, Crewe ("BREEDEN HOUSE") and Regency Court, 34-38 (even) High Street, Crewe ("REGENCY COURT"), registered under title number CH221785;

2        30 High Street, Crewe registered under title number CH461621;

3        32 High Street, Crewe registered under title number CH63089; and

4 such right and title as the Vendors may have to two parcels of unregistered land and a right of way as described in three statutory declarations made by Mr. Leslie Ashcroft on 4th September 2000.


                                     PART 2

                                     LEASES

1 Lease dated 14 March 1990 made between (1) WS Adamson (Investments) Ltd and (2) Abul Bashor in respect of 247 Edleston Road

2 Lease dated 6 June 1978 made between (1) Martin Middleton Property Ltd and (2) Comet Radiovision Services in respect of 249/251 Edleston Road

3 Lease dated 9 December 1994 made between (1) R M Middleton and (2) Hill House Hammond in respect of 253-255 Edleston Road

4 Lease dated 5 September 1991 made between (1) WREP Islands and (2) Mrs L Croxton in respect of 259 Edleston Road

5 Lease dated 24 June 1999 made between (1) R M Middleton and (2) Mrs C Hull t/a The Style Counsel in respect of 261 Edleston Road

6 Lease dated 7 July 1999 made between (1) R M Middleton and (2) The Railway Children Trust in respect of Rooms 1 and 2 First Floor

7 Lease dated 25 March 2000 made between (1) R M Middleton and (2) Keith Norman Billington t/a Glendale Mortgage in respect of Room 7 First Floor Breeden House

8 Lease made between (1) R M Middleton and (2) Kenneth Ellison Binks in respect of Rooms 9/11 First Floor Breeden House

9 Lease dated 7 December 1998 made between (1) R M Middleton and (2) Provident Financial Plc in respect of Rooms 6, 8 and 10 First Floor Breeden House

10 Lease dated 2 July 2001 made between (1) UGAP and (2) Provident Financial Plc in respect of Room 12 First Floor

11 Lease made between (1) R M Middleton and (2) Merseyside and Cheshire Alcohol Services in respect of Room 15 First Floor

12 Counterpart Lease made between 4 December 1997 made between (1) R M Middleton and (2) Merseyside and Cheshire Alcohol Services in respect of Rooms 17, 18 and 19 First Floor Breeden House

13       Unexamined copy Licence Agreement made between (1) R M Middleton and
         (2) Merseyside and Cheshire Alcohol Services

14       Counterpart Lease dated 24 June 1999 made between (1) R M Middleton and
         (2) Kelvin Ford in respect of Rooms 14 and 16 First Floor Breeden House

15 Counterpart Lease dated 16 April 1999 made between (1) R M Middleton and (2) Mid Cheshire Hospitals National Health Service Trust in respect of Suites 1 and 2 Breeden House Annex

16 Counterpart Lease made between (1) R M Middleton and (2) Horse Race Totalisator Board in respect of Suite 3 Breeden House Annex

17       Counterpart Lease dated [ ] made between (1) WREP Islands UGAP Ltd and
         (2) Momentum Training in respect of Rooms 5 & 7 second floor Breeden House

18       Counterpart Lease dated 17 June 1999 made between (1) R M Middleton and
         (2) Preston College in respect of Suites 11-21 inclusive Breeden House Second Floor

19 Counterpart Lease dated 25 March 2001 made between (1) WREP Islands UGAP Ltd and (2) Russell Nuckley in respect of 30 High Street

20 Counterpart Lease dated 24 March 2000 made between (1) R M Middleton and (2) Crewe Furniture Centre Ltd in respect of 38 High Street

21 Counterpart Lease dated 25 December 1998 made between (1) R M Middleton and (2) S Beech Ltd in respect of 40/44/46/48 High Street

22 Counterpart Lease dated 4 December 1998 made between (1) R M Middleton and (2) Newsquest (Cheshire/Merseyside) Ltd in respect of 42 High Street and Suite 1C

23 Counterpart Lease dated 20 December 1999 made between (1) R M Middleton and (2) Complementary Care Services in respect of Suite 1A First Floor Regency Court

24 Counterpart Lease dated 18 September 1998 made between (1) R M Middleton and (2) Spring General Services Plc in respect of Suite 1A2 First Floor Regency Court

25 Counterpart Lease dated 30 April 1999 made between (1) R M Middleton and (2) Provident Financial Plc in respect of Suite 1 (Unit 2a) Second Floor Regency Court

26 Counterpart Lease dated 29 September 1999 made between (1) R M Middleton and (2) Advance Personnel Ltd in respect of Suites 1B and 1D (1E/C) First Floor Regency Court

27 Counterpart Lease dated 24 December 1999 made between (1) R M Middleton and (2) Satec Ltd in respect of Suites 2B and 2C Second Floor Regency Court

28 Counterpart Lease dated [ ] 2001 made between (1) WREP Islands UGAP Limited and (2) JJUK Limited in respect of 245 Eddleston Road.


                                     PART 3

                          ANCILLARY LEASEHOLD DOCUMENTS

Car Park Licences in respect of nine (9) car parking spaces yielding (pound)200 per annum per space.


                                     PART 4

                                 OTHER DOCUMENTS

Three statutory declarations dated 4th September 2000 made by Leslie Ashcroft.

SIGNED by Donovan Gijsbertus Wijsmuller    )
(authorised signatory) for and on behalf   )
of WREP Islands Limited                    )





SIGNED by Valerie Ellen Huxley             )
(authorised signatory) for and on behalf   )
of BEP Islands Limited                     )





SIGNED by John Daly, Director of Anglo     )
Equity Limited (General Partner of the     )
Buyer) for and on behalf of the Buyer      )